POWER OF ATTORNEY

        I, the undersigned officer or trustee of the Pioneer mutual funds listed on Annex A, do hereby constitute and appoint John F. Cogan, Jr., David D. Tripple, Joseph P. Barri and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, any Registration Statement on Form N-1A, Form N-14 or any other applicable registration form and any and all amendments thereto filed by any of the Pioneer mutual funds (each a "Trust") of which I am now or on the date of such filing a Trustee under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

        IN WITNESS WHEREOF, I have hereunder set my hand on this 20th day of November, 2000.



/s/ Mary K. Bush                                /s/ John F. Cogan, Jr.
Mary K. Bush                                    John F. Cogan, Jr.


/s/ Blake Eagle                                 /s/ Richard H. Egdahl
Blake Eagle                                     Richard H. Egdahl, M.D.


/s/ Margaret BW Graham                          /s/ Marguerite A. Piret
Margaret B.W. Graham                            Marguerite A. Piret


/s/ David D. Tripple                            /s/ Stephen K. West
David D. Tripple                                Stephen K. West


/s/ John Winthrop                               /s/ Vincent Nave
John Winthrop                                   Vincent Nave


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                                POWER OF ATTORNEY
                                     ANNEX A

Pioneer International Growth Fund
Pioneer Europe Fund
Pioneer World Equity Fund
Pioneer Emerging Markets Fund
Pioneer Indo-Asia Fund
Pioneer Mid-Cap Value Fund
Pioneer Mid-Cap Fund
Pioneer Growth Shares
Pioneer Small Company Fund
Pioneer Independence Fund
Pioneer Micro-Cap Fund
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer II
Pioneer Real Estate Shares
Pioneer Limited Maturity Bond Fund
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Tax-Free Income Fund
Pioneer Money Market Trust
Pioneer Strategic Income Fund
Pioneer Tax-Managed Fund
Pioneer High Yield Fund
Pioneer Science & Technology Fund
Pioneer Large-Cap Growth Fund
Pioneer Large-Cap Value Fund
Pioneer Global Telecoms Fund
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Europe Select Fund
Pioneer Interest Shares
Pioneer Variable Contracts Trust